FOUNTAINHEAD KALEIDOSCOPE FUND


                       Supplement Dated September 18, 2002
                        to Prospectus Dated March 1, 2002


Effective September 18, 2002, Forum Funds (the "Trust") ceased publicly offering shares of Fountainhead Kaleidoscope Fund (the "Fund"), a series of the Trust. The Board of Trustees of the Trust is also considering initiating measures to close the Fund.